                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 for Tender of

                   11 5/8% Dollar-denominated Notes due 2008

                      (including those in book-entry form)

                                       of

                               LEVI STRAUSS & CO.

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Levi Strauss & Co. ("LS&CO.") made pursuant to the Prospectus, dated March 8, 2001 (the "Prospectus"), if certificates for the outstanding 11 5/8% Dollar-denominated Notes due 2008 of LS&CO. (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on April 6, 2001 (the "Expiration Date"). Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Citibank, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                        Citibank, N.A., Exchange Agent.

                        By Registered or Certified Mail:
                                 Citibank, N.A.
                                 P.O. Box 18055
                               5 Carmelite Street
                                     London
                                    EC4Y 0PA
                                 United Kingdom
             Attention: Agency and Trust Services -- Debt Exchanges
                         Reference: Levi Strauss & Co.


                        By Overnight Courier or By Hand:
                                 Citibank, N.A.
                               5 Carmelite Street
                                     London
                                    EC4Y 0PA
                                 United Kingdom
             Attention: Agency and Trust Services -- Debt Exchanges
                         Reference: Levi Strauss & Co.


                 By Facsimile (for Eligible Institutions Only):
         For callers outside of the United Kingdom -- +44 20 7508 3866
             For callers within the United Kingdom -- 020 7508 3866

                             Confirm by Telephone:
         For callers outside of the United Kingdom -- +44 20 7508 3867
             For callers within the United Kingdom -- 020 7508 3867

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to LS&CO. the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$ _________________________________________________________________________

Certificate Nos. (if available):

$ _________________________________________________________________________

Total Principal Amount Represented by Certificate(s):

$ _________________________________________________________________________

*Must be in denominations of principal amount of $1,000, and any integral multiple thereof.

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   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

X ___________________________________     _________________________________


X ___________________________________     _________________________________
      Signature(s) of Owner(s)                           Date
      or Authorized Signatory

Area Code and Telephone Number: ___________________________________________

   ________________________________________________________________________

   Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s): __________________________________________________________________

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Capacity: _________________________________________________________________

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Address(es): ______________________________________________________________

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Account: __________________________________________________________________

Number: ___________________________________________________________________

                                   GUARANTEE
                    (Not to be used for signature guarantee)

   The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: _____________________________________________________________

Address: __________________________________________________________________

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Area Code and Telephone Number: ___________________________________________

Authorized Signature: _____________________________________________________

Name: _____________________________________________________________________
                             (Please Type or Print)

Title: ____________________________________________________________________

Date: _____________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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